EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of U.S. Auto Parts Network, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Robson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2014

/s/ DAVID ROBSON
David Robson
Chief Financial Officer